UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2024

PENN Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant’s Telephone Number, Including Area Code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 4, 2024, PENN Entertainment, Inc., a Pennsylvania corporation (the “Company”), entered into a Second Amendment to Credit Agreement (the “Amendment”), by and among the Company, the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent. The Amendment amends the Second Amended and Restated Credit Agreement, dated as of May 3, 2022, by and among the Company, the guarantors party thereto from time to time, the lenders and other parties party thereto from time to time, and Bank of America, N.A., as administrative agent and as collateral agent (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”).

The Amendment reduces the interest rate margins applicable to the Company’s approximately $978 million in existing term B facility loans from 2.75% to 2.50%, in the case of term SOFR loans, and from 1.75% to 1.50%, in the case of base rate loans. The Amendment also removes the 0.10% credit spread adjustment with respect to the term B facility loans. The maturity of the term B facility loans remains unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Second Amendment, dated as of December 4, 2024, by and among PENN Entertainment, Inc., the guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 4, 2024	PENN ENTERTAINMENT, INC.

	By:	/s/ Christopher Rogers
	Name:	Christopher Rogers
	Title:	Executive Vice President, Chief Strategy and Legal Officer and Secretary